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                                                                    Exhibit 23.3
                                                                    ------------


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Pierce Leahy Corp. on Form S-1 of our report dated August 14, 1995 on the financial statements of Securities Archives, Inc. appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



Deloitte & Touche LLP

Dallas, Texas
March 10, 1997